UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2005
Unocal Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8483	20-2659678

(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer No.)

6001 Bollinger Canyon Road San Ramon, California	94583

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000
NONE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
          On August 10, 2005, Unocal Corporation issued a press release announcing that Unocal’s stockholders had approved the merger with Blue Merger Sub Inc., a wholly owned subsidiary of Chevron Corporation, and that the merger had been completed. A copy of the press release dated August 10, 2005 is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c)     Exhibits

Number	Exhibit
99.1	Press release dated August 10, 2005 announcing the consummation of the merger with Blue Merger Sub Inc., a wholly owned subsidiary of Chevron Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2005
UNOCAL CORPORATION
	By:	/s/ K. C. SCHAFER
K.C. Schafer
Assistant Secretary (Duly Authorized Officer)

EXHIBIT INDEX

Number	Exhibit
99.1	Press release dated August 10, 2005 announcing the consummation of the merger with Blue Merger Sub Inc., a wholly owned subsidiary of Chevron Corporation.